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                            AMENDMENT NUMBER TWO TO
                          LOAN AND SECURITY AGREEMENT

                                 by and between

                          MIDCOM COMMUNICATIONS INC.,
                                  ADVAL, INC.,
                            ADVAL DATA CORPORATION,
                            ADVANCED NETWORK DESIGN,
                         CEL-TECH INTERNATIONAL CORP.,
                                      and
                                  PACNET, INC.

                                      and

                          FOOTHILL CAPITAL CORPORATION



                            Dated as of May 29, 1997


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                            AMENDMENT NUMBER TWO TO
                          LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of May 29, 1997, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MIDCOM COMMUNICATIONS INC., a Washington corporation ("Midcom"), with its chief executive office located at 1111 Third Avenue, Suite 1600, Seattle, Washington 98101, ADVAL, INC., an Oregon corporation ("AdVal"), with its chief executive office located at 200 Galeria Office Center, Southfield, Michigan 48034, ADVAL DATA CORPORATION, an Oregon corporation ("AdVal Data"), with its chief executive office located at 200 Galeria Office Center, Southfield, Michigan 48034, ADVANCED NETWORK DESIGN, a California corporation ("A.N.D."), with its chief executive office located at 14849 Firestone Boulevard, La Mirada, California 90638, CEL-TECH INTERNATIONAL CORP., a Washington corporation ("Cel-Tech"), with its chief executive office located at 12826 SE 40th Lane, Factoria, Washington 98004, and PACNET INC., a Washington corporation ("PacNet"), with its chief executive office located at 1111 Third Avenue, Suite 1600, Seattle, Washington 98101 (collectively, and jointly and severally, the "Borrowers").

This Amendment is entered into with reference to the following facts:

        A. Foothill and the Borrowers have entered into that certain Loan and Security Agreement, dated as of February 27, 1997 (the "Original Agreement");

        B. Foothill and the Borrowers have entered into that certain Amendment Number One to Loan and Security Agreement (the "First Amendment"), dated as of April 1, 1997, inter alia, to amend the Original Agreement to extend the Closing Date as set forth in the First Amendment (the Original Agreement, as amended by the First Amendment, is referred to herein as the "Agreement");

        C. The Borrowers have requested Foothill to make certain amendments to the Agreement, inter alia, to extend the Closing Date from May 15, 1997 to May 31, 1997, as set forth in this Amendment.

        D. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and


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        E.      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

        NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and the Borrowers hereby agree as follows:

                1.      Amendments to the Agreement.

                        a. Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

                        "First Amendment" means that certain Amendment Number One to Loan and Security Agreement, dated as of April 1, 1997, between Foothill and the Borrowers.

                        "Second Amendment" means that certain Amendment Number Two to Loan and Security Agreement, dated as of May 29, 1997, between Foothill and the Borrowers.

                        b.      The following definitions contained in Section
1.1 of the Agreement hereby are deleted in their entirety and the following hereby are substituted in lieu thereof:

                        "Borrowers' Designated Account Bank" means Key Bank, whose office is located at 700 Fifth Avenue, 48th Floor, Seattle, Washington 98111-0090, and whose ABA number is 125-000-574.

                        "Key Bank" means KeyBank National Association, formerly known as Key Bank of Washington, Inc.

                        "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Disbursement Letter, the Lockbox Agreements, the Pledge Agreement, the Trademark Security Agreement, any Mortgages hereafter delivered by any one or more of the Borrowers to Foothill, the Suretyship Agreement, the Intercreditor Agreements, the Control Agreements, any note or notes executed by any one or more of the Borrowers and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

                        C. The following specified provisions of the Agreement hereby are amended and restated in their entirety as follows:


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                        (1)     Section 3.1(d) of the Agreement:

        (d)     the Closing Date shall occur on or before May 31, 1997;

                        (2)     Section 3.1(g)(viii) of the Agreement:

                viii)   the Intercreditor Agreement with respect to Key Bank;

                        (3)     Section 3.1(l) of the Agreement:

        (l) Foothill shall have received, within 15 days before the Closing Date, certificates of status with respect to each Borrower, each dated on or after April 1, 1997, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would have a Material Adverse Change, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

                        (4)     Section 3.1(s) of the Agreement:

        (s) Foothill shall have received written notice from the Borrowers specifying the requested date of such initial Advance, which requested date shall not be less than 1 day after the date Foothill receives such notice;

                        (5)     Section 3.1(u) of the Agreement:

        (u)     [Intentionally Omitted];

                        (6)     Section 3.1(v) of the Agreement:

        (v) Foothill shall have received a Certificate of the Chief Financial Officer of Midcom certifying that all tax returns required to be filed by each Borrower have been timely filed and all taxes upon each Borrower or its properties, assets, income, and franchises (including payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest and as except as disclosed in, or on an attachment to, such Certificate, the form and substance of which shall be satisfactory to Foothill and its counsel;

                d. Section 3.3 of the Agreement hereby is amended by adding the following new subsections as follows:


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        (b)     On a best efforts basis, Borrower will deliver to Foothill such
        Collateral Access Agreements in respect of each of the locations set forth on Schedule 3.1(u) for which a Collateral Access Agreement is required; and

        (c) Within 10 days after the Closing Date, Foothill shall have received the Intercreditor Agreement with respect to Comdisco, and in the event that after such 10 day period such Intercreditor Agreement is not received, Foothill shall create such reserves as it deems appropriate in its sole discretion;

        (d) Within 30 days after the Closing Date, Foothill shall have received a Certificate of the General Counsel of Midcom and the Chief Financial Officer of Midcom setting forth its detailed analysis, calculation, and management's opinion of the taxes identified in Exhibit A to the Certificate delivered to Foothill pursuant to Section 3.1(v) which represents liens which now, or with the passage of time may become, liens which have or may in the future have priority over the security interests granted to Foothill under the Loan Documents;

                e. The first sentence of Section 5.6 of the Agreement is amended and restated in its entirety as follows:

                The chief executive office of such Borrower is located at the addresses indicated in the introductory paragraph of this Agreement, or at such other location as set forth in any notice which may from time to time be delivered to Foothill pursuant to Section 7.19 of this Agreement, and in respect of which such Borrower has complied with all applicable requirements of this Agreement.

                f. The introductory language preceding the first clause of the first sentence of the third paragraph of Section 6.3 of the Agreement is amended and restated in its entirety as follows:

                Within 30 Business Days of the end of each month, together with the financial statements provided in accordance with Section 6.3(a), such Borrower shall deliver to Foothill

                g. The first sentence of Section 6.9 of the Agreement is amended and restated in its entirety as follows:

                Except as disclosed in the Certificate delivered to Foothill pursuant to Section 3.1(v), all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against any Borrower or any of its


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     property shall be paid in full, before delinquency or before the expiration of any extension period.

                h. Section 7.1 of the Agreement hereby is amended by adding the following new subsection as follows:

        (g) Indebtedness incurred in connection with the Permitted Stock Redemption.

                i. Section 7.8 of the Agreement is amended and restated in its entirety as follows:

            (a) Except in connection with a refinancing permitted by Section 7.1(f), prepay, redeem, retire (except for payments of Indebtedness, to the extent that such Indebtedness is permitted under Section 7.1 hereto, as such payments become due, whether upon final scheduled maturity or upon scheduled installment payment dates), defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and (b) directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c), (d), (e), (f) or (g).

                j. Schedule 3.1(u) (Collateral Access Agreements) hereby is amended and replaced in its entirety with the attached revised Schedule 3.1(u), attached hereto an Exhibit 1 to this Amendment, setting forth each locations for which a Collateral Access Agreement shall be delivered to Foothill and the date by which such Collateral Access Agreement shall be delivered.

                k. Schedule 6.13 (Inventory and Equipment Locations) hereby is amended by the addition of the Addendum to Schedule 6.13 which is made a part thereof and incorporated therein, attached hereto as Exhibit 2 to this Amendment, setting forth Borrower's new Seattle office location.

        2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award or any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this


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Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

        3. Conditions Precedent to Amendment. The satisfaction of each of the following, on or before the Second Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

           a. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

           b. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

           c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

           d. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

        4. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

        5. Miscellaneous.

           a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.


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           b. Upon the effectiveness of this Amendment, each reference in the
Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

           c. As used in this Amendment, "Second Amendment Closing Deadline" means May 30, 1997.

           d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

           e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                 [Remainder of page intentionally left blank.]



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                        MIDCOM COMMUNICATIONS INC.
                                        a Washington corporation



                                        By /s/ ROBERT J. CHAMBERLAIN
                                          ------------------------------------
                                        Title:   Executive Vice President-CFO
                                              --------------------------------


                                        ADVAL, INC.,
                                        an Oregon corporation


                                        By
                                          ------------------------------------
                                        Title:   Treasurer
                                              --------------------------------


                                        ADVAL DATA CORPORATION,
                                        an Oregon corporation


                                        By
                                          ------------------------------------
                                        Title:   Treasurer
                                              --------------------------------


                                        ADVANCED NETWORK DESIGN,
                                        a California corporation


                                        By
                                          ------------------------------------
                                        Title:   Treasurer
                                              --------------------------------




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

                                        CEL-TECH INTERNATIONAL CORP.,
                                        a Washington corporation


                                        By
                                          ------------------------------------
                                        Title:   Treasurer
                                              --------------------------------


                                        PACNET INC.,
                                        a Washington corporation


                                        By
                                          ------------------------------------
                                        Title:   Treasurer
                                              --------------------------------


                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By /s/ BEN SILVER
                                          ------------------------------------
                                        Title:   Assistant Vice President
                                              --------------------------------





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                                   EXHIBIT 1

                            REVISED SCHEDULE 3.1(u)
                                     TO THE
                      FOOTHILL LOAN AND SECURITY AGREEMENT


                          COLLATERAL ACCESS AGREEMENTS


No.                                Location
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
 1.     1111 Third Avenue, Suite 1600, Seattle, WA 98101

 2.     200 Galeria Officentre, Southfield, MI 48034

 3.     12826 SE 40th Lane, Factoria, WA 98004

 4.     The Westin Building, 2001 Sixth Avenue, Suite 2800, Seattle, WA

 5.     624 S. Grand Avenue, Suite 2800, Los Angeles, CA

 6.     Printers' Square, 600 S. Federal Street, 7th Floor, New York, NY

 7.     Financial Square, 32 Old Slip, 4th Floor, New York, NY

 8.     Allianz Financial Center, 2323 Bryan Street, 6th Floor, Dallas, TX

 9.     55 Marietta Street, 16th Floor, Atlanta, GA
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
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                                   EXHIBIT 2

                           ADDENDUM TO SCHEDULE 6.13
                                     TO THE
                      FOOTHILL LOAN AND SECURITY AGREEMENT


                      LOCATIONS OF INVENTORY AND EQUIPMENT


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Name of Company                         Locations                    Comments
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
Midcom Communications, Inc.   1420 Fifth Avenue, Suite 2050
                              Seattle, WA 98101
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



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